UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           January 24, 2001
                                                  ------------------------------

                               DT INDUSTRIES, INC.
--------------------------------------------------------------------------------
                     (Exact name of registrant as specified in its charter)


         DELAWARE                         0-23400               44-0537828
--------------------------------- ----------------------- ----------------------
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri           65804
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code         (417) 890-0102
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
                 (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On January 23, 2001, the Company issued a press release announcing that John M. (Jack) Casper has joined the Company as Chief Financial Officer and that John F. Schott has been appointed Chief Operating Officer. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c)    EXHIBITS.  The following exhibits are filed herewith:

           99.1   Press Release dated January 23, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 24, 2001               DT INDUSTRIES, INC.


                                           By: /s/ Dennis Dockins
                                               ---------------------------------
                                              Dennis Dockins
                                              General Counsel and Secretary